EXHIBIT 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of RARE Hospitality International, Inc. (the “Registrant”) on Form 10-Q for the quarterly period ended September 30, 2007 as filed with the Securities and Exchange Commission (the “Report”), I, William R. White, III, President and Treasurer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 9, 2007	/s/ William R. White, III
William R. White, III
President and Treasurer